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                                                                    EXHIBIT 10.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 2, 2002 (except with respect to the matter discussed in Note 10, as to which the date is May 16, 2002) included in this Form 20-F into Petroleum Geo-Services ASA's previously filed Form S-8 Registration Statement File No. 333-6420, Form F-3 Registration Statement File No. 333-90379 and Form F-4 Registration Statement File No. 333-9702.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas
May 21, 2002